SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 3, 2014
General Finance Corporation
(Exact Name of Registrant as Specified in its Charter)
Delaware
 (State or Other Jurisdiction of Incorporation)

001-32845	32-0163571
(Commission File Number)	(I.R.S. Employer Identification No.)

39 East Union Street
Pasadena, California	91103
(Address of Principal Executive Offices)	(Zip Code)
(626) 584-9722
 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTES

Certain References

References to “we,” “us,” “our” or the “Company” refer to General Finance Corporation, a Delaware corporation, and its consolidated subsidiaries. These subsidiaries include GFN U.S. Australasia Holdings, Inc., a Delaware corporation (“GFN U.S.”); GFN North America Leasing Corporation, a Delaware corporation; GFN North America Corp., a Delaware corporation; GFN Realty Company, LLC, a Delaware limited liability company; GFN Manufacturing Corporation, a Delaware corporation (“GFNMC”), and its subsidiary, Southern Frac, LLC, a Texas limited liability company (collectively with GFNMC, “Southern Frac”); Royal Wolf Holdings Limited, an Australian corporation publicly traded on the Australian Securities Exchange (collectively with its Australian and New Zealand subsidiaries, “Royal Wolf”); Pac-Van, Inc., an Indiana corporation , and its Canadian subsidiary, PV Acquisition Corp., an Alberta corporation, doing business as “Container King” (collectively “Pac-Van”); and Lone Star Tank Rental Inc., a Delaware corporation (“Lone Star”).

TABLE OF CONTENTS

		Page

Item 1.01	Entry Into a Material Agreement	1

Item 5.07	Submission of Matters to a Vote of Security Holders	1

Item 9.01	Financial Statements and Exhibits	1

Exhibit 10.1	Fifth Amendment to Credit and Security Agreement dated December 3, 2014 among Wells Fargo Bank, National Association, Southern Frac, the Company and GFNMC

i

Item 1.01    Entry Into a Material Definitive Agreement

On December 3, 2014, Wells Fargo Bank, National Association, Southern Frac, LLC (“Southern Frac”), General Finance Corporation (the “Company”) and GFN Manufacturing Corporation (“GFNMC”) entered into that certain Fifth Amendment (the “Fifth Amendment”) to that certain Credit and Security Agreement dated October 1, 2012, as amended to date (as so amended, the “Credit Agreement”).  The Fifth Amendment provides that Southern Frac will lease its facility from a subsidiary of the Company.

The foregoing description of the Fifth Amendment is qualified in its entirety by the Fifth Amendment, which is attached hereto as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 5.07    Submission of Matters to a Vote of Security Holders

The annual meeting of stockholders of the Company was held on December 4, 2014 in Pasadena, California. Stockholders of record at the close of business on October 8, 2014 were entitled to one vote for each share of common stock held. On October 8, 2014, there were 25,710,133 shares of common stock outstanding.

At the annual meeting, the stockholders of the Company voted on the following proposals:

1.           Proposal 1.  To elect two members of the Board of Directors, for the term indicated below. The nominees for director were elected by a vote of the stockholders as follows:

	For	Withheld	Broker Non-Votes

Susan Harris (three-year term)	10,622,848	1,384,663	9,513,049
James Roszak (three-year term)	10,621,683	1,385,828	9,513,049

2.           Proposal 2.  Ratification of the selection of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2015. The proposal was approved by a vote of stockholders as follows:

For	21,460,391
Against	59,543
Abstain	626
Broker non-votes	—

3.           Proposal 3.  Approve the 2014 Stock Incentive Plan. The proposal was approved by a vote of stockholders as follows:

For	9,461,389
Against	2,500,396
Abstain	45,726
Broker non-votes	9,513,049

Item 9.01    Financial Statements and Exhibits

Exhibit	Exhibit Description

10.1	Fifth Amendment to Credit and Security Agreement dated December 3, 2014 among Wells Fargo Bank, National Association, Southern Frac, the Company and GFNMC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL FINANCE CORPORATION
Dated: December 4, 2014	By:	/s/ CHRISTOPHER A. WILSON
Christopher A. Wilson
Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit
Number	Exhibit Description

10.1	Fifth Amendment to Credit and Security Agreement dated December 3, 2014 among Wells Fargo Bank, National Association, Southern Frac, the Company and GFNMC

3